UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

SB ONE BANCORP
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation or organization)	001-12569 (Commission File Number)	22-3475473 (I.R.S. Employer Identification No.)

95 Route 17
Paramus, New Jersey 07652
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (844) 256-7328

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	SBBX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
 Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 31, 2020, Provident Financial Services, Inc. (“Provident Financial”) completed its previously announced acquisition of SB One Bancorp, a New Jersey corporation (“SB One”), pursuant to the Agreement and Plan of Merger, dated as of March 11, 2020 (the “Merger Agreement”), by and between Provident Financial and SB One. Under the terms of the Merger Agreement, SB One merged with and into Provident Financial (the “Merger”), with Provident Financial being the surviving corporation of the Merger. Immediately following the Merger, SB One Bank, a New Jersey-chartered commercial bank and wholly-owned subsidiary of SB One, merged with and into Provident Bank, a New Jersey-chartered savings bank and wholly-owned subsidiary of Provident Financial, with Provident Bank being the surviving bank.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), holders of SB One common stock (other than shares owned by Provident Financial or SB One) became entitled to receive, for each share of SB One common stock issued and outstanding immediately prior to the Effective Time, 1.357 shares of Provident Financial common stock, par value $0.01 per share (the “Merger Consideration”).

At the Effective Time, each SB One stock option that was outstanding and unexercised was cancelled and converted automatically into the right to receive an amount of cash equal to the product of (i) the excess of (A) the product of (x) the 1.357 exchange ratio and (y) $14.14 (which represents the average of the closing sales price of a share of Provident Financial common stock for the ten consecutive trading days ending on the fifth trading day preceding the closing date), over (B) the exercise price of such SB One stock option, and (ii) the number of shares of SB One common stock subject to said SB One stock option.

Each share of SB One restricted stock outstanding immediately prior to the Effective Time became fully vested and was converted at the Effective Time into the right to receive 1.357 shares of Provident Financial common stock for each share of SB One restricted stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 31, 2020, in connection with the consummation of the Merger, SB One notified the Nasdaq Stock Market (“Nasdaq”) that each share of SB One common stock issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive the Merger Consideration, and requested that Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to SB One’s common stock in order to effect the delisting of SB One’s common stock from Nasdaq.  Such delisting will result in the termination of the registration of SB One’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  SB One intends to file a certificate on Form 15 requesting the deregistration of SB One’s common stock under Section 12(g) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information provided in Items 2.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, holders of SB One common stock, options and restricted stock immediately before the Effective Time ceased to have any rights as shareholders in SB One (other than their right to receive the consideration pursuant to the Merger Agreement).

Item 5.01 Changes in Control of Registrant.

The information provided in Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, as contemplated by the Merger Agreement, SB One merged with and into Provident Financial, with Provident Financial being the surviving corporation of the Merger.  Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, holders of SB One common stock (other than shares owned by Provident Financial or SB One) became entitled to receive the Merger Consideration.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, all of SB One’s directors and officers ceased serving in such capacities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As of the Effective Time, the Restated Certificate of Incorporation and the Bylaws of SB One ceased to be in effect by operation of law and the organizational documents of Provident Financial became the Certificate of Incorporation and the Bylaws of the surviving corporation in accordance with the Merger Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated March 11, 2020, by and between Provident Financial Services, Inc. and SB One Bancorp (incorporated by reference to Exhibit 2.1 of SB One Bancorp’s Current Report on Form 8-K filed with the SEC on March 12, 2020).

3.1
Certificate of Incorporation of Provident Financial Services, Inc. (incorporated by reference to Exhibit 3.1 of Provident Financial Services, Inc.’s Registration Statement on Form S-1, filed with the SEC on August 16, 2002).

3.2
Amended and Restated Bylaws of Provident Financial Services, Inc. (incorporated by reference to Exhibit 3.2 of Provident Financial Services, Inc.’s Registration Statement on Form S-1, filed with the SEC on August 16, 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC. As successor by merger to SB One Bancorp

Date: August 3, 2020	By:	/s/ Christopher Martin
Christopher Martin
Chairman and Chief Executive Officer